UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2020

SANDRIDGE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	123 Robert S. Kerr Avenue Oklahoma City, Oklahoma	73102
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 429-5500
Not Applicable.
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	SD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)SandRidge Energy, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders on June 5, 2020 (the “Annual Meeting”).

(b)Stockholders voted on the matters set forth below as follows:

(1)Voting results for the election of directors were as follows:

Name of Nominee	Number of Votes Cast For	Number of Votes Against	Number of Votes Abstain	Broker Non-votes
Patricia A. Agnello	20,747,746	975,446	13,997	7,535,241
Jonathan Christodoro	18,123,689	3,600,195	13,305	7,535,241
Jonathan Frates	18,095,579	3,628,244	13,366	7,535,241
John “Jack” Lipinski	20,703,908	1,019,929	13,352	7,535,241
Randolph C. Read	19,330,720	2,393,147	13,322	7,535,241

(2)Voting results for the ratification of the selection of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 were as follows:

Number of Votes Cast For	Number of Votes Against	Number of Votes Abstain	Broker Non-votes
29,038,063	52,964	181,403	-

(3)Voting results for the approval, through a non-binding vote, of the 2019 compensation provided to the Company’s named executive officers were as follows:

Number of Votes Cast For	Number of Votes Against	Number of Votes Abstain	Broker Non-votes
19,641,959	1,034,574	1,060,656	7,535,241

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SANDRIDGE ENERGY, INC.

Dated: June 8, 2020	By:	/s/ Michael A. Johnson
Michael A. Johnson
Senior Vice President, Chief Financial Officer and Chief Accounting Officer